SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2010

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-31617

Delaware	33-0595156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

47350 Fremont Blvd., Fremont, CA 94538

(Address of principal executive offices, including zip code)

510.226.2800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 6, 2010, Vermillion, Inc. (the “Company”) issued a press release announcing that The NASDAQ Stock Market LLC has approved the Company’s application for the relisting of its common stock, par value $0.001 (the “Common Stock”) on The NASDAQ Global Market. The Company’s Common Stock will begin trading on The NASDAQ Global Market when the market opens on July 6, 2010 under the symbol “VRML.” A copy of the Company’s press release dated July 6, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Description.

99.1	Press Release dated July 6, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: July 6, 2010	By:	/S/ SANDRA A. GARDINER
Sandra A. Gardiner Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 6, 2010